Exhibit 99.1

TCF Financial Corporation
Investing in the Future

1.)          Corporate Profile

At December 31, 2005

•                                          $13.4 billion financial holding company headquartered in Minnesota

•                                          48th largest1 bank in the U.S. based on asset size

•                                          38th largest1 based on market cap

•                                          453 bank branches, 153 branches opened since January 1, 2000

•                                          1,735 ATMs free to TCF customers; 1,233 off-site

•                                          13th largest issuer of VISA® Classic debit cards2

•                                          ROA 2.08%;  ROE 28.03%;  ROTE3 33.70%

•                                          1,603,173 checking accounts

1        Source: CapitalBridge; 9/30/05

2        Source: VISA; 3Q05

3        Excludes the impact of intangible amortization expense (see reconciliation slide in the appendix)

2.)          Corporate Profile

At December 31, 2005

•                                          Bank branches located in six states

	At 12/31/05	At 1/1/00
Traditional	190	136
Supermarket	254	195
Campus	9	7
Total	453	338
	At 12/31/05	At 1/1/00
Minnesota	105	82
Illinois	202	150
Michigan	63	64
Wisconsin	35	31
Colorado	42	10
Indiana	6	1
Total	453	338

3.)          What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,735 ATMs free to TCF customers

•                                          Debit cards

•                                          Phone banking

•                                          TCF Totally Free OnlineSM banking

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Starting new businesses

•                                          Offering new products and services

4.)          What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)          Share Repurchase Program

•                                          Repurchased 3,450,000 shares of common stock during 2005 at an average cost of $27.10 per share

•                                          At 12/31/05, 6.7 million shares remain available to purchase under board authorizations

6.)          Return of Net Income to Shareholders

($ millions)

	Net Income	Stock Repurchase	Dividends Paid	Total	% of Net Income

2001	$207.3	$148.0	$77.5	$225.5	109%
2002	232.9	148.0	86.5	234.5	101
2003	215.9	150.4	93.0	243.4	113
2004	255.0	116.1	104.0	220.1	86
2005	265.1	93.5	114.5	208.0	78

Total	$1,176.2	$656.0	$475.5	$1,131.5	96%

7.)          Consumer Home Equity Lending +18%*

($ millions)

	12/01	12/02	12/03	12/04	12/05

Loan-to-value
80% or less	$1,177.8	$1,487.5	$1,816.7	$2,149.4	$2,801.1
Over 80 to 90%	$802.1	$1,028.2	$1,370.5	$1,750.5	$1,725.0
Over 90 to 100%	$396.3	$385.0	$361.4	$449.3	$571.5
Over 100%	$66.6	$53.9	$39.5	$32.8	$51.0

Total	$2,443	$2,955	$3,588	$4,382	$5,149

*     Annual growth rate (‘05 vs.‘04)

8.)        Consumer Home Equity Loans

At December 31, 2005

•                                          73% amortizing loans, 27% lines of credit

•                                          38% variable rate (prime based) and 62% fixed rate

•                                          66% are 1st mortgages, 34% are 2nd mortgages

•                                          Average home value of $213,183

•                                          Yield 7.15%

•                                          Over-30-day delinquency rate .36%

•                                          Net charge-offs: 2005 = .10%, 2004 = .09%, 2003 = .11%

•                                          Average loan-to-value 73%

•                                          Average FICO score 720

9.)          Commercial Lending +6%*

($ millions)

	12/01	12/02	12/03	12/04	12/05

Commercial Real Estate	$1,622.5	$1,835.8	$1,916.7	$2,154.4	$2,297.5
Commercial Business	$422.4	$440.1	$427.7	$424.1	$435.2

Total	$2,045	$2,276	$2,344	$2,579	$2,733

*     Annual growth rate (‘05 vs.‘04)

10.)   Commercial Loans

At December 31, 2005

•                                          Commercial real estate

•                                          23% apartment loans

•                                          18% office building loans

•                                          5% hotel loans

•                                          Commercial business — $435 million

•                                          Yield 6.43%

•                                          Over-30-day delinquency rate .40%

•                                          Net charge-offs/(recoveries): 2005 = (.08)%, 2004 = .03% , 2003 = .09%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 95% Midwest, 5% Other

11.)   Leasing and Equipment Finance +9%*

($ millions)

	12/01	12/02	12/03	12/04	12/05

Leasing and Equipment Finance	$957	$1,039	$1,160	$1,375	$1,504

*     Annual growth rate (‘05 vs.‘04)

12.)   Leasing and Equipment Finance

At December 31, 2005

•                                          38th largest equipment finance/leasing company in the U.S.1

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          34% manufacturing and construction

•                                          17% specialty vehicle

•                                          15% technology and data processing

•                                          13% medical

•                                          21% other

•                                          Yield 7.19%

•                                          Uninstalled backlog of $252.7 million; up $57 million from year-end 2004

•                                          Over-30-day delinquency rate .41%

•                                          Net charge-offs excluding leveraged lease3: 2005 = .18%, 2004 = .43%, 2003 = .69%

1        Source: Equipment Leasing Association; 6/05

2        Source: Equipment Leasing Association; 7/05

3        2005 leveraged lease charge-off of $18.8 million

13.)   Allowance for Loan & Lease Losses

($ millions)

	12/01		12/02		12/03		12/04		12/05

Allowance for Loan & Lease Losses	$75.0		$77.0		$76.6		$79.9		$60.4
Net Charge-offs (NCO)	$12.5		$20.0		$12.9		$9.5		$24.5

As a % of Loans & Leases:
Allowance	.91%		.95%		.92%		.85%		.59%
NCO	.15%		.25%		.16%		.11%		.25%[1]
Coverage Ratio	6.0	X	3.8	X	5.9	X	8.4	X	2.5	X

1        Net charge-offs excluding leveraged lease were .06%

14.)   Delinquencies (Over 30-Day)1

($ millions)

	12/01	12/02	12/03	12/04	12/05

Deliquencies	$46.8	$46.3	$38.7	$34.4	$43.6

Deliquencies (percent)	.57%	.57%	.47%	.37%	.43%

1        Excludes non-accrual loans and leases

15.)   Non-Performing Assets

($ millions)

	12/01	12/02	12/03	12/04	12/05

Non-Accrual Loans and Leases	$52.0	$43.6	$35.4	$46.9	$29.7
Real Estate Owned	$14.6	$26.6	$33.5	$17.2	$17.7
Total	$66.6	$70.2	$68.9	$64.1	$47.4

Reserves/NAs:	144%	176%	216%	170%	204%
NPAs/Assets:	.59%	.58%	.61%	.52%	.35%

16.) Retail Banking

17.)   Checking Accounts +4%*

(000s)

	12/01	12/02	12/03	12/04	12/05

Supermarket Branches	496	549	608	652	678
Traditional & Campus Branches	753	789	836	883	925
Total	1,249	1,338	1,444	1,535	1,603

*     Annual growth rate (‘05 vs.‘04)

18.)   Banking Fees and Other Revenue1

($ millions)

	2001	2002	2003	2004	2005

First Quarter	$65.6	$71.8	$81.6	$86.6	$87.3
Second Quarter	$74.7	$84.1	$92.6	$103.7	$99.1
Third Quarter	$75.1	$87.4	$93.8	$102.2	$103.8
Fourth Quarter	$77.6	$91.1	$90.0	$97.9	$100.1

Total	$293	$334	$358	$390	$390

1        Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

19.)   Retail Checking Deposits +11%*

($ millions)

	12/01	12/02	12/03	12/04	12/05

Supermarket Branches	$591	$695	$829	$1,000	$1,125
Traditional and Campus Branches	$1,715	$1,903	$2,146	$2,565	$2,815

Total	$2,306	$2,598	$2,975	$3,565	$3,940

Average Rate:	.07%	.05%	.01%	.22%	.74%

*     Annual growth rate (‘05 vs.‘04)

20.)   Retail Deposits +13%*
Quarterly Average Balances

($ millions)

	12/31/05	12/31/04

Non-interest bearing checking	$2,047	$1,995
Premier checking	814	342
Other int. bearing checking	912	1,073
Subtotal	3,773	3,410
Premier savings	632	198
Other savings	1,463	1,594
Subtotal	2,095	1,792
Money Market	529	614
Certificates	1,760	1,415
Total	$8,157	$7,231

Average Rate:	1.54%	.64%

*     Annual growth rate

21.)   Premier Checking & Savings Deposits + 171%*
Quarterly Average Balances

($000s)

	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05

Premier Checking	$343	$459	$580	$695	$828
Premier Savings	$199	$282	$346	$437	$640
Total	$542	$741	$926	$1,132	$1,468

Average Rate:	1.85%	2.06%	2.21%	2.87%	3.27%

*     Annual growth rate (‘05 vs.‘04)

22.)   Other Revenue

23.)   Card Revenue +26%*

($ millions)

	2001	2002	2003	2004	2005

First Quarter	$8.6	$10.2	$13.2	$13.5	$17.6
Second Quarter	$10.1	$11.8	$14.8	$16.0	$19.8
Third Quarter	$10.9	$12.1	$12.9	$16.3	$21.0
Fourth Quarter	$10.9	$13.1	$12.1	$17.7	$21.4

Total	$40.5	$47.2	$53.0	$63.5	$79.8

Sales Volume:	$2,560	$3,216	$3,899	$4,735	$5,673

Average Off-line Interchange Rate:	1.55%	1.55%	1.43%	1.40%	1.43%

*     Annual growth rate (‘05 vs.‘04)

24.)   Card Revenue

•                                          13th largest issuer of VISA® Classic debit cards1

•                                          11th largest issuer of VISA® Commercial debit cards1

•                                          23rd largest overall issuer of VISA® cards1

•                                          20% increase in sales volume2

•                                          Number of active accounts up 52,264, or 7%2, to 763,157

•                                          15.2 transactions per month on active cards, up 13%2

1        Source: VISA; 3Q05

2        Annual growth rate (‘05 vs. ‘04)

25.)   Small Business Checking Deposits +11%*

($ millions)

	12/01	12/02	12/03	12/04	12/05

Small Business Checking Deposits	$313	$380	$461	$546	$607

# of Accounts	79,865	91,385	102,557	113,605	122,956

*     Annual growth rate (‘05 vs.‘04)

26.) Small Business Services and Products

At December 31, 2005

•                                          $607 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          78,812 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business Check CardSM loyalty program in April 2005

27.)   Total New Branches
Branches opened since January 1, 2000

	Traditional and Campus	Supermarket	Total	# of Branches Opened	Percent of Total

12/00	3	21	24	25	7%
12/01	8	41	49	26	13%
12/02	20	56	76	27	19%
12/03	34	61	95	19	24%
12/04	53	72	125	30	29%
12/05	74	79	153	28	34%
2006 Plan	93	84	177	24	37%

28.)   New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10

Net Income[1]	$(362)	$(32)	$157	$320	$384	$491	$570	$555	$630	$692

Traditional branch capital expenditure $3 million

1        Includes deposits and consumer lending

29.)   New Branch Expansion

•                                          Ranked 4th among all major U.S. banks in branch expansion rate1 during 2004

•                                          Expanding into the Phoenix, Arizona metropolitan area with construction of new branches in late 2006 or early 2007.

•                                          New branch expansion continues to be a “growth engine” for TCF:

•                                          Emphasis on traditional branch expansion, primarily in the Colorado, Illinois, Arizona and Michigan markets

•                                          Improve customer banking experience through continued branch redesign and corporate branding

•                                          Continued high standards in acquiring prime real estate sites

1        Source: American Banker 2/04/05

30.)   New Branch Total Deposits +100%*
Branches opened since January 1, 2000

($ millions)

	12/00	12/01	12/02	12/03	12/04	12/05

Deposits	$52	$97	$250	$353	$570	$1,138

*     Annual growth rate (‘05 vs.‘04)

31.)   New Branch Total Checking Accounts +29%*
Branches opened since January 1, 2000

(000s)

	12/00	12/01	12/02	12/03	12/04	12/05

Checking Accounts	12	42	83	142	206	267

*     Annual growth rate (‘05 vs.‘04)

32.)   New Branch Banking Fees & Other Revenue1 +34%*
Branches opened since January 1, 2000

($ millions)

	2000	2001	2002	2003	2004	2005

First Quarter	$—	$1.0	$2.8	$5.4	$9.1	$13.8
Second Quarter	$0.2	$1.6	$4.1	$7.3	$13.4	$17.2
Third Quarter	$0.5	$2.0	$4.4	$7.9	$14.0	$18.5
Fourth Quarter	$0.8	$2.6	$5.4	$8.4	$14.5	$18.7
Total	$2	$7	$17	$29	$51	$68

1        Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*     Annual growth rate (‘05 vs.‘04)

33.)   New Branch Consumer Loans +43%*
Branches opened since January 1, 2000

($ millions)

	12/00	12/01	12/02	12/03	12/04	12/05

Consumer Loans	$5	$28	$94	$204	$366	$524

*     Annual growth rate (‘05 vs.‘04)

34.)   Campus Banking

At December 31, 2005

•                                          Alliances with the University of Minnesota and University of Michigan plus nine other colleges, including the latest agreements with DePaul University in Chicago and Milwaukee Area Technical College

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          91,514 total checking accounts

•                                          $166.5 million in total deposits

35.)   New Products and Services

•                                          TCF MILES PLUSSMCard Loyalty Programs

•                                          Premier (Retail)

•                                          Small Business

•                                          TCF Golden Gopher CheckingSM

•                                          TCF Check CashingSMand Money Transfers

•                                          Electronic statement delivery

•                                          TCF Visa® Gift Card

•                                          Merchant Gift Cards

•                                          TCF Express Check Conversion

•                                          Medical equipment leasing

36.)   Financial Highlights

37.)   Diluted EPS  +8%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00

*     Annual growth rate (‘05 vs.‘04)

38.)   Dividend History +8%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92

Dividend Payout Ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%

10-year compounded annual growth rate is the 6th highest among the 50 largest banks in the country1

*     Annual growth rate (‘06 vs. ‘05)

1        Source:  CapitalBridge

39.)   Net Income +4%*

($ millions)

	2001	2002	2003	2004	2005

First Quarter	$48.2	$56.3	$60.1	$60.7	$63.5
Second Quarter	$52.0	$58.0	$60.3	$65.2	$70.6
Third Quarter	$52.9	$58.9	$36.0	$61.7	$65.5
Fourth Quarter	$54.2	$59.8	$59.5	$67.4	$65.5

Total	$207	$233	$216	$255	$265

*     Annual growth rate (‘05 vs.‘04)

40.)   Net Interest Income +5%*

($ millions)

	2001	2002	2003	2004	2005

First Quarter	$113.8	$124.5	$122.4	$118.4	$129.1
Second Quarter	$119.3	$124.3	$119.8	$122.4	$131.3
Third Quarter	$122.4	$123.8	$119.9	$124.5	$128.1
Fourth Quarter	$125.7	$126.6	$119.1	$126.5	$129.3

Total	$481	$499	$481	$492	$518

Net Interest Margin:	4.51%	4.71%	4.54%	4.54%	4.46%

*     Annual growth rate (‘05 vs.‘04)

41.)   Financial Highlights
($ millions, except per-share data)

	2005	2004	Change

Net Interest Income	$517.7	$491.9	5.2%
Fees & Other Revenue:
Banking	390.0	390.2	(.1)
Other	77.6	77.4	.4
Total Fees and Other Revenue	467.6	467.6	—
Gains on Sales of Securities	10.7	22.6	(52.8)
Total Non-Interest Income	478.3	490.2	(2.4)
Total Revenue	996.0	982.1	1.4
Provision for Credit Losses	5.0	10.9	(54.1)
Non-Interest Expense	610.6	586.7	4.1
Net Income	265.1	255.0	4.0

Diluted EPS	$2.00	$1.86	7.5
ROA	2.08%	2.15%	(7	)bps
ROE	28.03%	27.02%	101	bps
ROTE[1]	33.70%	32.51%	119	bps

1        Excludes the impact of intangible amortization expense (see reconciliation slide in the Appendix)

42.)   Power ProfitsSM
Average Balance ($ millions)
Profit center net income ($ 000s)

		2005
	Balance	Net Income	%

Commercial Lending	$2,639	$30,493	11%
Consumer Lending	4,790	52,823	20
Leasing and Equipment Finance	1,423	33,397	13
Total Power Assets®	$8,852	116,713	44

Traditional and Campus Branches (199)	$6,679	77,976	29
Supermarket Branches (254)	1,801	32,319	12
Total Power Liabilities®	$8,480	110,295	41
Total Power Assets & Liabilities		227,008	85
Equity		23,646	9
Total Power Businesses		250,654	94
Gains on Sales of Securities		7,438	3
Treasury Services and Other		7,040	3
Net Income		$265,132	100%

43.)   Securities Available for Sale and Residential Portfolios

Ending Balance	12/01	12/02	12/03	12/04	12/05
($ millions)
Securities Available for Sale Portfolio[1]	$1,575	$2,354	$1,524	$1,622	$1,682
Residential Portfolio	2,733	1,800	1,213	1,014	770
Total	$4,308	$4,154	$2,737	$2,636	$2,452

Yield:	6.76%	6.25%	5.55%	5.29%	5.46%
% of Total Assets	37.9%	34.1%	24.2%	21.4%	18.3%

1        Based on historical amortized cost

44.)   TCF vs. Top 50 Banks

45.)   Top 50 Banks1 - Return on Assets

Quarter Ended September 30, 2005
(Percent)

NORTH FORK BANCP	NFB	2.25%
US BANCORP	USB	2.20%
MELLON FINANCIAL	MEL	2.07%
TCF FINL CORP	TCB	2.07%
SYNOVUS FINL	SNV	1.94%
NATL CITY CORP	NCC	1.80%
WELLS FARGO & CO	WFC	1.72%
MERCANTILE BANKS	MRBK	1.71%
MARSHALL &ILSLEY	MI	1.71%
ASSOC BANC-CORP	ASBC	1.65%
COMERICA INC	CMA	1.60%
BB&T CORPORATION	BBT	1.60%
CITIGROUP INC	C	1.57%
CITY NATL CORP	CYN	1.57%
COMMERCE BCSHS	CBSH	1.56%
BANK NEW YORK	BK	1.56%
WESTCORP	WES	1.53%
PNC FINANCIAL SERVICES	PNC	1.50%
UNIONBANCAL CORP	UB	1.50%
BANK OF AMERICA	BAC	1.45%
FULTON FINANCIAL	FULT	1.45%
AMSOUTH BANCORP	ASO	1.43%
M&T BANK CORP	MTB	1.43%
ZIONS BANCORP	ZION	1.42%
COMPASS BANCSHS	CBSS	1.40%
NEW YORK CMNTY BANCORP INC	NYB	1.39%
VALLEY NATL BANC	VLY	1.38%
FIFTH THIRD BANC	FITB	1.37%
FIRST HORIZON NA	FHN	1.32%
WACHOVIA CORP	WB	1.32%
BOK FINL CORP	BOKF	1.30%
INVESTORS FINL	IFIN	1.30%
SUNTRUST BANKS	STI	1.28%
NORTHERN TRUST	NTRS	1.27%
HUNTINGTON BANC	HBAN	1.25%
SKY FINANCIAL GR	SKYF	1.20%
POPULAR INC	BPOP	1.17%
REGIONS FINL	RF	1.17%
KEYCORP	KEY	1.16%
HUDSON CITY BANCORP	HCBK	1.15%
COLONIAL BANCGROUP	CNB	1.11%
SOVEREIGN BANCORP INC	SOV	1.09%
COMMERCE BANC NJ	CBH	.96%
WEBSTER FINANCIAL CORP	WBS	.88%
HIBERNIA CORP -A	HIB	.83%
FIRST CITIZENS-A	FCNCA	.80%
BANKNORTH GROUP	BNK	.79%
SOUTH FINANCIAL	TSFG	.77%
STATE ST CORP	STT	.76%
JP MORGAN CHASE	JPM	.63%

AVERAGE		1.39%

1        Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/05

Source:  CapitalBridge

46.)   Top 50 Banks1 - Return on Equity

Quarter Ended September 30, 2005
(Percent)

TCF FINL CORP	TCB	27.41%
US BANCORP	USB	22.31%
INVESTORS FINL	IFIN	21.89%
CITIGROUP INC	C	21.52%
AMSOUTH BANCORP	ASO	20.50%
FIRST HORIZON NA	FHN	20.34%
NATL CITY CORP	NCC	20.03%
VALLEY NATL BANC	VLY	19.71%
WELLS FARGO & CO	WFC	19.66%
COMPASS BANCSHS	CBSS	19.19%
MELLON FINANCIAL	MEL	18.82%
SYNOVUS FINL	SNV	18.27%
POPULAR INC	BPOP	17.98%
WESTCORP	WES	17.62%
MARSHALL &ILSLEY	MI	17.61%
UNIONBANCAL CORP	UB	17.35%
ASSOC BANC-CORP	ASBC	17.26%
BANK OF AMERICA	BAC	17.06%
COMERICA INC	CMA	17.00%
COMMERCE BANC NJ	CBH	16.98%
NORTHERN TRUST	NTRS	16.86%
NORTH FORK BANCP	NFB	16.37%
PNC FINANCIAL SERVICES	PNC	16.33%
CITY NATL CORP	CYN	16.31%
BANK NEW YORK	BK	16.26%
ZIONS BANCORP	ZION	15.97%
HUNTINGTON BANC	HBAN	15.84%
WACHOVIA CORP	WB	15.83%
COMMERCE BCSHS	CBSH	15.56%
FIFTH THIRD BANC	FITB	15.13%
BB&T CORPORATION	BBT	14.93%
KEYCORP	KEY	14.46%
SUNTRUST BANKS	STI	14.34%
BOK FINL CORP	BOKF	13.95%
FULTON FINANCIAL	FULT	13.76%
COLONIAL BANCGROUP	CNB	13.34%
M&T BANK CORP	MTB	13.31%
MERCANTILE BANKS	MRBK	12.98%
STATE ST CORP	STT	12.62%
SOVEREIGN BANCORP INC	SOV	12.36%
SKY FINANCIAL GR	SKYF	12.30%
NEW YORK CMNTY BANCORP INC	NYB	10.59%
WEBSTER FINANCIAL CORP	WBS	9.93%
FIRST CITIZENS-A	FCNCA	9.86%
HIBERNIA CORP -A	HIB	9.40%
REGIONS FINL	RF	9.22%
HUDSON CITY BANCORP	HCBK	7.94%
SOUTH FINANCIAL	TSFG	7.62%
JP MORGAN CHASE	JPM	7.05%
BANKNORTH GROUP	BNK	5.03%

AVERAGE		15.48%

1        Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/05

Source:  CapitalBridge

47.)   Top 50 Banks1 - Net Charge-Offs

Nine Months Ended September 30, 2005
(Percent)

CITY NATL CORP	CYN	(.11)%
PNC FINANCIAL SE	PNC	(.03)%
MERCANTILE BANKS	MRBK	.02%
FULTON FINANCIAL	FULT	.02%
WEBSTER FINANCIAL CORP	WBS	.03%
UNIONBANCAL CORP	UB	.04%
NORTHERN TRUST	NTRS	.04%
VALLEY NATL BANC	VLY	.05%
NORTH FORK BANCP	NFB	.07%
ASSOC BANC-CORP	ASBC	.09%
INTL BANCSHARES	IBOC	.09%
WHITNEY HLDG	WTNY	.09%
WACHOVIA CORP	WB	.09%
ZIONS BANCORP	ZION	.10%
WILMINGTON TRUST	WL	.12%
BANK NEW YORK	BK	.12%
MARSHALL &ILSLEY	MI	.12%
COMMERCE BANC (NJ)	CBH	.13%
BANKNORTH GROUP	BNK	.14%
BOK FINL CORP	BOKF	.14%
CULLEN/FROST	CFR	.15%
COLONIAL BANCGRO	CNB	.16%
M&T BANK CORP	MTB	.18%
SUNTRUST BANKS	STI	.19%
FIRST HORIZON NA	FHN	.20%
AMSOUTH BANCORP	ASO	.21%
REGIONS FINL	RF	.22%
FIRST CITIZENS	FCNCA	.22%
BANCORPSOUTH INC	BXS	.25%
BB&T CORPORATION	BBT	.28%
COMERICA INC	CMA	.28%
SYNOVUS FINL	SNV	.29%
TCF FINL CORP	TCB	.31%
NATL CITY CORP	NCC	.31%
KEYCORP	KEY	.31%
COMMERCE BCSHS (KC)	CBSH	.31%
HUNTINGTON BANC	HBAN	.35%
SOUTH FINANCIAL	TSFG	.35%
FIFTH THIRD BANC	FITB	.38%
HIBERNIA CORP	HIB	.43%
BANK OF HAWAII	BOH	.45%
COMPASS BANCSHS	CBSS	.46%
US BANCORP	USB	.48%
SKY FINANCIAL GR	SKYF	.56%
POPULAR INC	BPOP	.59%
FIRSTMERIT CORP	FMER	.65%
WELLS FARGO & CO	WFC	.72%
BANK OF AMERICA	BAC	.72%
JP MORGAN CHASE	JPM	.80%
CITIGROUP INC	C	1.55%

WEIGHTED AVERAGE		.65%

1        Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/05

Source:  CapitalBridge

48.)   Top 50 Banks1 - Net Interest Margin

Quarter Ended September 30, 2005
(Percent)

WESTCORP	WES	5.49%
NORTH FORK BANCP	NFB	5.04%
WELLS FARGO & CO	WFC	4.83%
CITY NATL CORP	CYN	4.65%
ZIONS BANCORP	ZION	4.55%
TCF FINL CORP	TCB	4.43%
MERCANTILE BANKS	MRBK	4.36%
UNIONBANCAL CORP	UB	4.27%
US BANCORP	USB	4.11%
SYNOVUS FINL	SNV	4.10%
BANKNORTH GROUP	BNK	4.01%
ASSOC BANC-CORP	ASBC	3.98%
BB&T CORPORATION	BBT	3.93%
HIBERNIA CORP -A	HIB	3.92%
FULTON FINANCIAL	FULT	3.91%
COMERICA INC	CMA	3.90%
NATL CITY CORP	NCC	3.88%
COMMERCE BANC NJ	CBH	3.86%
REGIONS FINL	RF	3.86%
COMMERCE BCSHS	CBSH	3.84%
COLONIAL BANCGROUP	CNB	3.83%
M&T BANK CORP	MTB	3.78%
VALLEY NATL BANC	VLY	3.73%
SKY FINANCIAL GR	SKYF	3.72%
KEYCORP	KEY	3.68%
POPULAR INC	BPOP	3.66%
COMPASS BANCSHS	CBSS	3.60%
FIRST CITIZENS-A	FCNCA	3.53%
FIRST HORIZON NA	FHN	3.49%
AMSOUTH BANCORP	ASO	3.38%
SUNTRUST BANKS	STI	3.37%
HUNTINGTON BANC	HBAN	3.36%
WACHOVIA CORP	WB	3.34%
BOK FINL CORP	BOKF	3.32%
MARSHALL &ILSLEY	MI	3.32%
SOUTH FINANCIAL	TSFG	3.30%
FIFTH THIRD BANC	FITB	3.28%
BANK OF AMERICA	BAC	3.28%
WEBSTER FINANCIAL CORP	WBS	3.22%
SOVEREIGN BANCORP INC	SOV	3.14%
CITIGROUP INC	C	3.13%
PNC FINANCIAL SERVICES	PNC	3.02%
NEW YORK CMNTY BANCORP INC	NYB	2.87%
BANK NEW YORK	BK	2.42%
HUDSON CITY BANCORP	HCBK	2.37%
JP MORGAN CHASE	JPM	2.22%
MELLON FINANCIAL	MEL	1.96%
NORTHERN TRUST	NTRS	1.79%
INVESTORS FINL	IFIN	1.53%
STATE ST CORP	STT	1.03%

AVERAGE		3.53%

1        Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/05

Source:  CapitalBridge

49.)   Top 50 Banks1- Price/Est. Forward EPS

Quarter Ended September 30, 2005
(Multiple)

HUDSON CITY BANCORP	HCBK	19.51	X
NORTHERN TRUST	NTRS	17.25	X
STATE ST CORP	STT	15.53	X
COMMERCE BANC NJ	CBH	15.50	X
MELLON FINANCIAL	MEL	15.37	X
COMMERCE BCSHS	CBSH	15.14	X
SYNOVUS FINL	SNV	14.98	X
HIBERNIA CORP -A	HIB	14.73	X
MERCANTILE BANKS	MRBK	14.72	X
VALLEY NATL BANC	VLY	14.68	X
BOK FINL CORP	BOKF	14.60	X
INVESTORS FINL	IFIN	14.56	X
M&T BANK CORP	MTB	14.42	X
FULTON FINANCIAL	FULT	14.22	X
SKY FINANCIAL GR	SKYF	14.13	X
CITY NATL CORP	CYN	13.82	X
BANKNORTH GROUP	BNK	13.34	X
MARSHALL &ILSLEY	MI	13.31	X
COLONIAL BANCGROUP	CNB	13.18	X
SOUTH FINANCIAL	TSFG	13.09	X
UNIONBANCAL CORP	UB	13.01	X
BANK NEW YORK	BK	12.96	X
ZIONS BANCORP	ZION	12.93	X
NEW YORK CMNTY BANCORP INC	NYB	12.91	X
COMPASS BANCSHS	CBSS	12.87	X
TCF FINL CORP	TCB	12.86	X
POPULAR INC	BPOP	12.81	X
COMERICA INC	CMA	12.07	X
FIFTH THIRD BANC	FITB	12.05	X
HUNTINGTON BANC	HBAN	12.02	X
AMSOUTH BANCORP	ASO	11.97	X
WEBSTER FINANCIAL CORP	WBS	11.93	X
PNC FINANCIAL SERVICES	PNC	11.91	X
REGIONS FINL	RF	11.88	X
BB&T CORPORATION	BBT	11.80	X
NORTH FORK BANCP	NFB	11.75	X
WELLS FARGO & CO	WFC	11.69	X
SUNTRUST BANKS	STI	11.58	X
KEYCORP	KEY	11.56	X
ASSOC BANC-CORP	ASBC	11.55	X
SOVEREIGN BANCORP INC	SOV	11.36	X
WESTCORP	WES	10.81	X
NATL CITY CORP	NCC	10.68	X
US BANCORP	USB	10.68	X
CITIGROUP INC	C	10.44	X
FIRST HORIZON NA	FHN	10.21	X
JP MORGAN CHASE	JPM	10.10	X
WACHOVIA CORP	WB	10.06	X
BANK OF AMERICA	BAC	9.48	X
FIRST CITIZENS-A	FCNCA	N/A

AVERAGE		12.94	X

1        Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/05

Source:  CapitalBridge

50.)   Return to Shareholders1 + 18%*

Period Ending	TCF Financial Corporation	S&P 500	SNL All Bank & Thrift Index
6/86	$100.00	$100.00	$100.00
12/86	$90.64	$118.66	$98.99
12/87	$51.41	$124.89	$80.09
12/88	$67.65	$145.63	$105.92
12/89	$106.25	$191.77	$129.80
12/90	$63.04	$185.82	$99.21
12/91	$164.60	$242.44	$169.66
12/92	$251.25	$260.90	$228.47
12/93	$300.96	$287.20	$240.80
12/94	$375.92	$290.99	$232.63
12/95	$618.92	$400.34	$354.47
12/96	$829.16	$492.26	$484.74
12/97	$1,318.55	$656.50	$759.31
12/98	$960.32	$844.11	$806.13
12/99	$1,014.67	$1,021.73	$802.04
12/00	$1,872.69	$928.70	$970.56
12/01	$2,064.57	$818.33	$972.36
12/02	$1,925.98	$637.48	$912.76
12/03	$2,330.04	$820.33	$1,228.13
12/04	$2,996.34	$909.60	$1,360.69
12/05	$2,610.37	$954.28	$1,387.53

1        Assumes $100 invested June 18, 1986 with dividends reinvested

*     Annualized return since June 18, 1986

Source: SNL Financial, LC

51.)   Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against VISA, or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

52.)   NYSE: TCB
The Leader In Convenience Banking

Stock Price Performance
(In Dollars)

Year-Ending	Stock Price	Dividends Paid
Jun-86	$1.50	N/A
Dec-86	$1.52	N/A
Dec-87	$.86	N/A
Dec-88	$1.11	$.03
Dec-89	$1.69	$.05
Dec-90	$.96	$.05
Dec-91	$2.42	$.05
Dec-92	$3.63	$.06
Dec-93	$4.25	$.09
Dec-94	$5.16	$.13
Dec-95	$8.28	$.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75
Dec-05	$27.14	$.85

53.)   Appendix

54.)   Risk-Based Capital

($ millions)

	12/01	12/02	12/03	12/04	12/05

Actual	$834	$851	$842	$959	$1,050
Minimum Requirement	$593	$622	$628	$705	$786
Well Capitalized Requirement	$741	$777	$785	$881	$983

Tier 1:	10.24%	9.96%	9.75%	9.12%	8.79%
Total:	11.26%	10.95%	10.73%	10.88%	10.68%
Excess[1]:	$93.2	$73.6	$57.4	$77.4	$66.8

1        Excess over “well-capitalized” requirement

55.)   Leasing and Equipment Finance
Power Assets®

($ 000s)

	12/31/2005	12/31/2004	Change

Manufacturing	$277,895	$251,157	$26,738
Specialty vehicles	257,497	236,582	20,915
Construction	236,939	182,612	54,327
Technology and data processing	222,623	229,160	(6,537)
Medical	199,729	157,745	41,984
Trucks and trailers	56,824	74,870	(18,046)
Furniture and fixtures	60,278	51,192	9,086
Printing	58,600	45,394	13,206
Material handling	39,814	33,810	6,004
Other	93,595	112,850	(19,255)
Total	$1,503,794	$1,375,372	$128,422

56.)   Leasing and Equipment Finance
Summary of Operations

($ 000s)

Year-Ended December 31:	2005	2004	Change

Net interest income	$57,014	$55,699	$1,315
Provision for credit losses	3,993	6,806	(2,813)
Non-interest income	47,465	50,697	(3,232)
Non-interest expense	48,596	43,718	4,878
Pre-tax income	51,890	55,872	(3,982)
Income tax expense	18,493	20,000	(1,507)
Net Income	$33,397	$35,872	$(2,475)

ROA	2.22%	2.66%

57.)   Net Charge-offs by Business Line

	2001	2002	2003	2004	2005

Consumer	.13%	.15%	.10%	.08%	.11%
Commercial real estate	—	.12	.07	.02	—
Commercial business	.06	1.35	.18	.04	(.51)
Leasing and equipment finance[1]	1.00	.80	.69	.43	1.50
Residential real estate	—	—	.01	.01	.01
Total	.15	.25	.16	.11	.25

1        Excluding leveraged lease .18% for 2005

58.)   Reconciliation of GAAP to Non-GAAP Measures1

	For the Year-Ended	For the Year-Ended
	December 31, 2005	December 31, 2004

Computation of Return on Equity (ROE):
Net income, as reported	$265,132	$254,993

Average stockholders’ equity, as reported	$945,850	$943,780

Return on equity	28.03%	27.02%

Computation of Return on Tangible Equity (ROTE):
Net income	$265,132	$254,993
Amortization of deposit based intangibles, net of any related tax effect	1,058	1,068

Net income, adjusted	$266,190	$256,061

Average stockholders’ equity	$945,850	$943,780
Average goodwill	152,599	151,126
Average deposit base intangible	3,408	5,070

Average tangible equity	$789,843	$787,584

Return on tangible equity (ROTE)	33.70%	32.51%

1        In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet. This allows management to review core operating results and core capital position of the Company. This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio
Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.
Earnings per Share
Net income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).
Fees and Other Revenue
Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.
Net Interest Margin
Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.
Power Assets®
Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.
Power Liabilities®
Checking, savings, money market and certificates of deposit.
Return on Average Assets (ROA)
Annualized net income divided by average total assets for the period.
Return on Average Common Equity (ROE)
Annualized net income divided by average common stockholders’ equity for the period.
Return on Average Tangible Common Equity (ROTE)
Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.
Tangible Common Stockholders’ Equity
Common stockholders’ equity less goodwill and deposit base intangible assets.